UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
___	Preliminary Information Statement

___	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
_X_	Definitive Information Statement

UNITED TRAFFIC SYSTEMS, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

_X_	No fee required
____	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
____	Fee paid previously with preliminary materials.
____	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

UNITED TRAFFIC SYSTEMS INC.

NOTICE OF MEETING

AND

MANAGEMENT

INFORMATION CIRCULAR

FOR

ANNUAL GENERAL & SPECIAL MEETING

OF MEMBERS

To Be Held On

November 15, 2007
10:00 am

i

UNITED TRAFFIC SYSTEMS INC.

NOTICE OF ANNUAL & SPECIAL GENERAL MEETING

 NOTICE IS HEREBY GIVEN THAT the annual general & special meeting of the members (the "shareholders") of United Traffic Systems Inc. (the "Company") will be held at 300 - 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9, on Tuesday, November 15, 2007, at the hour of 10:00 a.m., Vancouver time, for the following purposes:

1. To receive and consider the financial statements of the Company together with the auditor's report thereon for the financial year ended December 31, 2006.

2. To appoint the auditor for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor.

3. To determine the number of directors for the year and to elect directors for the ensuing year.

4. To pass a special resolution, with or without variation, approving the consolidation of the Company's issued common shares on a 1 (new)-for-5 (old) basis and the increase of the authorized capital to an unlimited number of common shares and the amendment of the Company's Articles accordingly and authorizing the directors to decide when or whether or not to proceed with the consolidation. See "Approval of 1-for-5 Consolidation and Increase of Authorized Capital";

5.  To pass a special resolution, with or without variation, approving a change of name of the Company to "Corpus Resources Corporation" or such other name as may be acceptable to the Directors and the British Columbia Registrar of Companies. and approving an amendment of the Articles of Company accordingly and authorizing the directors to decide when or whether or not to proceed with the name change. See "Approval of Change of Name";

6.  To consider and, if thought advisable, pass a special resolution to remove the application of the Pre-existing Company Provisions under the new Business Corporations Act (British Columbia); amend the share capitalization of the Company and replace the existing articles of the Company with new articles to reflect the new Business Corporations Act (British Columbia).

7.  To transact such further or other business as may properly come before the meeting and any adjournments thereof.

The text of the resolution to be proposed is set out in the Information Circular accompanying this Notice.  The accompanying Information Circular provides additional information relating to the matters to be dealt with at the meeting and forms part of this Notice.

 If you are unable to attend the meeting in person, please complete, sign and date the enclosed form of proxy and return the same in the enclosed return envelope provided for that purpose within the time and to the location set out in the form of proxy accompanying this notice.

DATED this 23rd day of October, 2007.

                                                BY ORDER OF THE BOARD

                                                "Jai Woo Lee"

                                                Jai Woo Lee

ii

TABLE OF CONTENTS

INFORMATION CIRCULAR

UNITED TRAFFIC SYSTEMS INC.

Solicitation and General Information

This Information Circular is furnished in connection with the solicitation by the management of United Traffic Systems Inc. (the "Company") of proxies for use at the annual general & special meeting of the members ("members" or "shareholders") of the Company to be held on November 15, 2007, at 10:00 a.m. and any adjournments thereof (the "Meeting").

The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by officers and employees of the Company.  The cost of solicitation will be borne by the Company.

The principal executive office is 300 - 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9.  The telephone number is (604) 681-8080.  The registered and records office of the Company is located at 300 - 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9.

The date of this Information Circular is October 12, 2007.

PROXIES

Appointment of Proxyholder

The persons named in the enclosed form of proxy for the Meeting are officers or directors of the Company. A shareholder has the right to appoint some other person, who need not be a shareholder, to represent the shareholder at the Meeting by inserting that other person's name in the blank space provided or by executing a proxy in a form similar to the enclosed form. If a shareholder appoints one of the persons designated in the accompanying form of proxy as nominee and does not direct the said nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the shares registered in the name of such shareholder shall be voted, the proxy shall be voted for such matter or matters.

A vote cast in accordance with the terms of the proxy will be valid notwithstanding the previous death, incapacity or bankruptcy of the shareholder or intermediary on whose behalf of the proxy was given or the revocation of the appointment unless written notice of such death, incapacity, bankruptcy or revocation is received by the Chairman of the Meeting, as applicable, at any time before the vote is cast.

Completed forms of proxy must be received at the office of the Company's registrar and transfer agent, Holladay Stock Transfer, Inc., Holladay Business Plaza, 2939 North 67th Place, Scottsdale, AZ, not later than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

A shareholder may revoke a proxy by delivering an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing or where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting at which the proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting before any vote in respect of which the proxy is to be used shall have been taken or in any other manner provided by law.

Validity of Proxy

A proxy will not be valid unless it is signed by the shareholder or intermediary or by the shareholder's or intermediary's agent duly authorized in writing or, if the shareholder or intermediary is a company, under its seal or by an officer or agent thereof duly authorized. If a proxy is executed by an agent for a shareholder or intermediary then the instrument empowering the agent, or a notarial copy thereof, must accompany the proxy.

Joint Holders

Where there are joint shareholders registered in respect of any share, any one of the joint shareholders at the meeting, either personally or by proxy, in respect of the shares as if he were entitled to them.  If more than one of the joint shareholders present at the meeting, personally or by proxy, the joint shareholder present whose name stands first on the register in respect of the shares shall alone be entitled to vote in respect of the shares.

Exercise of Vote by Proxy

Shares represented by properly executed proxies in the accompanying form (if executed in favour of management nominees and properly deposited prior to the Meeting) will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, shares represented by such proxies will be voted accordingly.  If no choice is specified, the persons designated in the accompanying form of proxy will vote in favour of all matters proposed by management at the Meeting.  The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Annual general & special Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Information Circular, the management of the Company know of no such amendments, variations or other matters to come before the Meeting.

Deposit of Proxy

All registered shareholders should deliver their proxies by hand or mail to Holladay Stock Transfer, Inc., by fax at: 480-481-3941or by mail or by hand at their offices at, Holladay Stock Transfer, Inc., Holladay Business Plaza, 2939 North 67th Place, Scottsdale, AZ 85251, not later than 10:00 a.m. on, November 13, 2007.

All non-registered shareholders who receive these proxy materials through their broker or through another intermediary should complete and return the materials in accordance with the instructions provided to them by their broker or by that other intermediary.

SHAREHOLDERS

Record Date

The Board of Directors of the Company has fixed the close of business on October 12, 2007 as the record date for the purposes of determining the holders of common shares entitled to receive notice of and to vote at the Meeting (the "Record Date"). In accordance with the provisions of the British Columbia Business Corporations Act, SBC 2002, c. 57, the Company has requested its transfer agent to prepare a list of the holders of common shares on the Record Date. Each holder of common shares named in the list will be entitled to vote the common shares shown opposite his or her name on the list at the Meeting, except to the extent that:

(a)     the shareholder has transferred any of his or her common shares after the date on which the list was prepared; and

(b)     the transferee of those common shares produces properly endorsed share certificates or otherwise establishes that he or she owns such common shares and demands not later than ten (10) days before the Meeting that his or her name be included in the list before the Meeting, in which case the transferee is entitled to vote his or her common shares at the Meeting.

As of the Record Date, the Company had 54,727,244 Common Shares (the "Common Shares") issued and outstanding.

Voting Shares and Principal Holders Thereof

To the knowledge of the directors and senior officers of the Company, no person beneficially owns, directly or indirectly, or exercises control or direction over shares carrying more than 10% of the voting rights attached to all shares of the Company except the following:

Name and Address	Number of Common Shares Owned or Controlled(1)	Percentage of Outstanding Common Shares (%)(1)(2)
Jai Woo Lee(3)(4)	15,483,217	28.29
Hye Kyung Kim(3)(4)	9, 562,134(5)	17.47
CDS & Co. NCI Account 25 The Esplande P.O. Box 1038 STN A Toronto, Ontario M5W 1G5	6,657,172	12.16
Directors and Officers as a Group	25,045,351	45.76

Notes:
(1)

Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of December 31, 2006, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentages are based on 54,727,244 shares of common stock issued and outstanding as of October 12, 2007 unless otherwise noted.
(3)	The address of this party is: 300 - 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9.
(4)

Mr. Jai Woo Lee and Hye Kyung Kim are husband and wife.  Mr. Jai Woo Lee makes independent decisions from his wife regarding his stock holdings in the Company.  Ms. Hye Kyung Kim makes independent decisions from her husband regarding her stock holdings in the Company.

(5)	Includes 1,562,134 shares of the Company held by Penn Capital Canada Ltd., which is a private company controlled by Hye Kyung Kim.

The directors and senior officers of the company have no knowledge of any other person who beneficially owns, directly or indirectly, voting securities of the Company carrying more than 10% of the voting rights attached to all securities of the Company.  However, this information is not reasonably within the power of the directors and senior officers to ascertain or procure for a number of reasons, including the fact that many persons who appear as registered shareholders are in fact not the beneficial holders of the shares and many persons who become beneficial owners of the Company's shares do to register as such shares in their name.

OFFICERS, DIRECTORS AND INSIDERS

Executive Compensation

Executive Officers of the Company

The following table made under the Securities Act (British Columbia) sets forth all annual and long term compensation for services in all capacities to the Company for the three most recently completed financial years (to the extent required by the Regulation) in respect of each of the individuals who were, as at October 12, 2007, the Chief Executive Officer and the other four most highly compensated executive officers of the Company whose individual total compensation for the most recently completed financial year exceeds $100,000 (collectively "the Named Executive Officers") including any individual who would have qualified as a Named Executive Officer but for the fact that the individual was not serving as such an Officer at the end of the most recently completed financial year.

Summary Compensation Table

The following table sets forth the summary of the compensation paid to the Chief Executive Officer and other executive officers of the Company for the past three fiscal years:

Annual Compensation					Long Term Compensation
					Awards	Payouts
Name and Principal Position (a)	Year (b)	Salary(1) ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Securities Under Option/ SAR's Granted (#) (f)	Restricted Shares or Restricted Share Units ($) (g)	LTIP Payouts ($) (h)	All Other Compensation ($)(i)
Jai Woo Lee President, Chief Executive Officer and Director	2006 2005 2004	100,000 100,000 Nil	Nil Nil Nil	Nil Nil Nill	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Hye Kyung Kim Secretary and Director	2006 2005 2004	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil 135,000(3) 36,613(2)
Craig Auringer Director	2006 2005 2004	Nil Nil Nil	Nil Nil Nil	Nil 50,000 42,300	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil 196,000(4) Nil
Notes:	(1)	Perquisites and other personal benefits do not exceed the lesser of $50,000 and 10% if the total of the annual salary and bonus of the named executive officers for the financial year.
	(2)	The Company paid rent of $36,613 to a corporation controlled by Ms. Hye Kyung Kim.
(3)

The Company issued 17,500,000 shares of common stock with a fair market value at time of issue of $610,000 to settle $475,000 of debt. The difference $135,000 referred as part of non cash consulting expenses and a further 1,592,134 shares of common stock in settlement of $256,160, for the amounts due to a company controlled by Ms. Hye Kyung Kim.

(4)	The Company issued 700,000 shares of common stock for past services valued at $196,000.

Long Term Incentive Plan (LTIP) Awards for Named Executive Officers

The Company has had no LTIP awards during the most recently completed financial year.

Stock Options and Stock Appreciation Rights (SAR's) for Named Executive Officers

The Company issued no Stock Option or SARS during the most recently completed financial year. The following did not grant any options under the Company's Stock Option Plan to its named executives during the twelve months ended December 31, 2006.

Stock Options exercised during the Year Ended December 31, 2006 and Year End Option Values

Not Applicable

Securities Authorized for Issuance Under Equity Compensation Plans

No options are issued under the Company's Equity Compensation Plan.

Termination of Employment, Change of Control, and Employment Contracts

The Company has no plan or arrangement in respect of compensation received or that may be received by executive officers in the Company's most recently completed or current financial year to compensate such officers in the event of the termination of employment on resignation, retirement, or change of control in the event of a change in responsibilities following a change in control, where in respect of an executive officer the value of such compensation exceeds $60,000.

Compensation of Directors

The Company does not compensate its directors in their capacities as such, although directors of the Company are reimbursed for their expenses incurred in connection with their services as directors.  The Company has from time to time have granted stock options to directors.

Indebtedness to Company of Directors and Officers

None of the directors, senior officers or proposed nominees of management of the Company or associates or affiliates of the foregoing persons is or has been indebted to the Company at any time since the beginning of the last completed financial year of the Company.

Stock Option Plan

The Company maintains a stock option plan (the "Stock Option Plan") for directors, officers, employees and consultants of the Corporation and its subsidiaries. The purpose of the Stock Option Plan is to encourage ownership of the Common Shares of the Company by the persons who are primarily responsible for the management and profitable growth of the Company's business, as well as provide additional incentive for superior performance by such persons and attract and retain valued personnel. The plan provides that eligible persons thereunder include any director, senior officer, consultant or employee of the Company. A consultant is defined as an individual that is engaged by the Company, under a written contract, to provide services on an ongoing basis and spends a significant amount of time on the Company's business and affairs. The definition of consultant also includes an individual whose services are engaged through a personal holding corporation. The Stock Option Plan is administered by the board of directors of the Company, which has the authority to determine, among other things, subject to the terms of the plan and the requirements of regulatory authorities having jurisdiction, the terms, limitations, restrictions and conditions respecting the grant of options thereunder. The Stock Option Plan provides that the maximum number of Common Shares that may be reserved for all purposes under the plan shall be 10% of the issued and outstanding share capital of the Company and that the maximum number of Common Shares that may be reserved for issuance to any one insider under the plan and any other share compensation arrangement may not exceed 5% of the issued and outstanding Common Shares at the time of grant (on a non-diluted basis). The plan also provides that the maximum number of Common Shares that may be reserved for issuance to insiders under the plan and any other share compensation arrangement shall not exceed 10% of the Common Shares outstanding at the time of grant (on a non-diluted basis) and the maximum number of Common Shares that may be issued to insiders under the plan or any other share compensation arrangement within a one-year period shall not exceed 10% of the Common Shares outstanding at the time of grant (on a non-diluted) basis. The board of directors of the Company has the authority under the Stock Option Plan to establish the option price at the time each option is granted. This price shall not be less than the market price of the Common Shares at the time of grant. Options granted under the Stock Option Plan are exercisable over a period not exceeding five (5) years from the date of grant, subject to earlier termination if the optionee ceases to be an eligible person by reason of termination of employment, retirement, disability or death. The options granted under the plan are not transferable or assignable other than by will or the laws of descent and distribution.

Management Contracts

No management contracts exist. Currently there are no management functions of the Company which are to any substantial degree performed by persons other than the directors or senior officers of the Company.

Interest of Certain Persons in Matters to be Acted Upon

None of the directors or senior officers of the Company, none of the persons who have been directors or senior officers of the Company since the commencement of the Company's last completed financial year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than the election of directors and as disclosed under the heading "Particulars of Other Matters to be Acted Upon".

Interest of Insiders in Material Transactions

No insider of the Company and no associate or affiliate of any insider of the Company has any material interest, direct or indirect, in any transaction since the commencement of the Company's last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company other than the following:

  During fiscal year ended December 31, 2006, the following amounts were incurred by us under related party transactions, none of which we deem material to us or the related party:

  During the year ended December 31, 2006, a director provided management service to the Company valued at $nil (2005: $100,000).

  Included in accounts payable and accrued liabilities at December 31, 2006 is $22,392 (2005: $86) due to a director for expenses advanced on behalf of the Company.

  During the year ended December 31, 2006, the Company paid rent of $nil (2005: $nil, 2004: $36,613) to a corporation controlled by a director.

  During the year ended December 31, 2005, the Company issued 17,500,000 shares of common stock with a fair market value at time of issue of $610,000 to settle $475,000 of debt. The difference $135,000 referred as part of non cash consulting expenses and a further 1,592,134 shares of common stock in settlement of $256,160, for the amounts due to a company controlled by a director.

  In 2006, a former director of the Company was paid $nil (2005: $50,000) for consulting service.

There is no known relationship between any of the Directors and Officers of the Company with major clients or provider of essential products and technology.

In the event conflicts between the Company and its related parties arise, the Company will attempt to resolve any such conflicts of interest in favour of the Company. The officers and directors of the Company are accountable to the Company and its shareholders as fiduciaries, which require that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company on behalf of that shareholder and all other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts in any manner prejudicial to the Company.

VOTES NECESSARY TO PASS RESOLUTIONS AT THE ANNUAL GENERAL & SPECIAL MEETING

Under the Company's Articles, the quorum for the transaction of business at the Meeting consists of one member, or proxyholders representing two members, personally present at the commencement of the meeting and holding or representing not less than 10% of the outstanding voting shares of the Company. The holders of Common Shares are entitled to one vote for each Common Share held. In order to be effective, each ordinary resolution to be submitted to shareholders at the Meeting must be approved by the affirmative vote of at least 50% plus one of the votes cast thereon and each special resolution must be approved by the affirmative vote of at least 66% of the votes cast thereon.

MATTERS TO BE ACTED ON

1.  Annual Report and Financial Statements

Pursuant to the British Columbia Business Corporations Act, SBC 2002, c. 57, the directors will place before the shareholders at the Meeting the audited financial statements of the Company for the fiscal year ended December 31, 2006 and the auditors' report thereon, as presented in the 2006 Annual Report of the Company. The financial statements and auditors' report have been mailed to the Shareholders contemporaneously with the materials to this meeting.  Shareholder approval is not required in relation to the Annual Report and the financial statements.

2. Appointment of Auditor

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the reappointment of Morgan & Company, Chartered Accountants, Vancouver, British Columbia, as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the directors.

    "BE IT RESOLVED, as an Ordinary Resolution:

that the Board of Directors of the Company is hereby authorized to appoint Morgan & Company as the auditor for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor."

The persons designated in the enclosed Proxy, unless instructed otherwise, intend to vote FOR the appointment of Morgan & Company, Chartered Accountants, as the auditors of the Company.

3.  Election of Directors

The Company is required to have a minimum of three directors as a reporting issuer. Management of the Company is seeking shareholder approval to determine the number of directors of the Company at six for the ensuing year. The resolution setting the number of directors to be elected must be passed by a simple majority of the votes cast with respect to the resolution by Shareholders present in person or by proxy at the Meeting. The persons designated in the enclosed Proxy, unless instructed otherwise, intend to vote FOR setting the number of directors to be elected at the meeting at seven.

The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. The persons designated in the enclosed Proxy, unless instructed otherwise, intend to vote FOR the nominees herein listed.

Management of the Company proposes to nominate each of the following persons for election as a director. All the proposed nominees' names below have consented in writing to serve as directors if elected. As of October 12, 2007, information concerning such persons, as furnished by the individual nominees, is as follows:

Name, municipality of residence and position	Principal occupation, business or employment and, if not a previously elected director, occupation, business or employment during the past five years	Director from	Approximate number of common shares beneficially owned, directly or indirectly, or controlled or directed (2)
Jai Woo Lee(1) (2) Vancouver, BC President, Chief Executive Officer and Director	President, Chief Executive Officer and Director of the Company	October 23, 2002 to present date.	15,483,217
Hye Kyung Kim(1) (2) Vancouver, BC Secretary and Director	Secretary and director of the Company.	October 23, 2002 to present date	9, 562,134(4)
Kim Seong Eon 5th Flr., Mangwoo dong Jungnang ku Seoul, Korea	Chief Geologist at Korea Tungsten Mine.	To be appointed	0
Notes:	(1)	Member of the Audit Committee.
	(2)	Mr. Jai Woo Lee and Ms. Hye Kyung Kim are husband and wife.
	(3)	Shares beneficially owned, directly or indirectly, or over which control or direction is exercised as at October 12, 2007, is based on information furnished to the Company by individual director.
	(4)	Includes 1,562,134 shares of the Company held by Penn Capital Canada Ltd., which is a private company controlled by Hye Kyung Kim.

There are no arrangements or understandings between of our directors or executive officers, and with our major shareholders, customers, suppliers or others pursuant to which any director or officer was or is to be selected as a director or officer. In addition, there are no agreements or understandings for the officers or directors to resign at the request of another person and the above-named officers and directors are not acting on behalf of nor acting at the direction of any other person.

    "BE IT RESOLVED, as an Ordinary Resolution:

1.     The number of directors be determined at four; and

2.     That the following persons be elected as directors until the next annual general meeting: Jai Woo Lee, Hye Kyung Kim, and Kim Seong Eon."

MANAGEMENT OF THE COMPANY DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE AS A DIRECTOR.� IN THE EVENT THAT PRIOR TO THE MEETING ANY VACANCIES OCCUR IN THE SLATE OF NOMINEES HEREIN LISTED, IT IS INTENDED THAT DISCRETIONARY AUTHORITY SHALL BE EXERCISED BY MANAGEMENT TO VOTE THE PROXY FOR THE ELECTION OF ANOTHER PERSON OR PERSONS AS DIRECTORS.

4. Change of Name of the Company

Shareholders will be asked to consider and, if thought fit, to pass a special resolution changing the name of the Company from "United Traffic Systems Inc." to "Corpus Resources Corporation" or to such other name as determined by the directors and acceptable to the British Columbia Registrar of Companies. The directors are recommending the change of name to better reflect the business direction of the Company.

Accordingly, shareholders will be asked to consider and, if thought fit, to pass a special resolution in substantially the following form, subject to such changes as may be required by counsel or regulatory authorities:

"BE IT RESOLVED, as a Special Resolution that:

1.       The name of the Company be changed from "United Traffic Systems Inc." to "Corpus Resources Corporation" or to such other name as determined upon by the directors and acceptable to the British Columbia Registrar of Companies.

2.       The Company file Notice of Alteration amending the Company's Articles of Incorporation by deleting part 1 thereof and replacing it with the following:

"Corpus Resources Corporation"

3.       The board of directors is hereby authorized at their discretion to revoke this resolution before it is acted upon without further approval of the shareholders.

4.       Any officer of director is authorized to execute such documents, and to take such actions as he considers necessary or desirable in connection with the foregoing."

5. Reverse Split of Common Shares

Shareholders will be asked to consider, and if deemed advisable, to pass with or without variation, a special resolution approving the consolidation of all of the issued and outstanding Common Shares of the Company on up to a one for- ten (10) basis, at the sole discretion of the Board of Directors.

The Board of Directors believes that, while the Consolidation should have no economic effect on the aggregate market value of the Common Shares, it should result in a post-Consolidation market price per share of approximately ten (10) times the market price of the Common Shares as at the date hereof. As the market price of the Common Shares may fluctuate between the time that the Information Circular is mailed to Shareholders and the closing of the Proposed Transaction, the actual Consolidation ratio for consideration at the Meeting will be determined by the directors of the Company.

No fractional Common Shares will be issued in connection with the Consolidation. If, as a result of the Consolidation, a Shareholder would otherwise be entitled to a fraction of a Common Share, an adjustment will be made to the next higher whole number of Common Shares and the Shareholder will not be entitled to any further consideration.

For each ten (10) Common Shares currently held by a Shareholder (or such lesser number as may be applicable in the event that directors determine to employ a Consolidation ratio that is less than one-for-ten (10), each Shareholder will, as a result of the Consolidation, receive one Common Share after the Consolidation takes effect.

The Consolidation will not materially affect the percentage ownership in the Company of Shareholders even though such ownership will be represented by a smaller number of Common Shares. The Consolidation will merely proportionally reduce the number of Common Shares held by Shareholders.

The Company will maintain its existing stock quote on completion of the Consolidation but the Common Shares will trade under a new symbol. See "Part II  " Matters To Be Acted Upon At The Meeting -  4. Change of Name of the Company". The Consolidation will lead to an increase in the number of Shareholders who hold less than a board lot or board lots plus odd lots. The cost to Shareholders of transferring odd lots may be higher than the cost of transferring even board lots.

Approval of the Consolidation will require the affirmative votes of the holders of not less than two-thirds of the votes cast in respect thereof by Shareholders present in person or by proxy at the Meeting and will require the approval of regulatory authorities. Notwithstanding whether the special resolution is passed by Shareholders, the directors of the Company may revoke it at any time prior to the issuance of a Certificate of Amendment giving effect to the Consolidation. Unless instructed otherwise, the management designees in the accompanying

Instrument of Proxy intend to vote FOR the special resolution approving the Consolidation.

Following the issuance of a Certificate of Amendment implementing the Consolidation, a letter of transmittal will be sent by mail to Shareholders advising them that such Certificate of Amendment has been issued and instructing them to surrender the certificates evidencing their Common Shares for replacement certificates representing the number of Common Shares to which they are entitled as a result of the Consolidation. Shareholders will not have to pay a transfer or other fee in connection with the exchange of certificates. Shareholders should not submit certificates for exchange until requested to do so. Until surrendered, each certificate formerly representing Common Shares will be deemed for all purposes to represent the number of Common Shares to which the holder thereof is entitled as a result of the Consolidation.

Accordingly, shareholders will be asked to consider and, if thought fit, to pass a special resolution in substantially the following form, subject to such changes as may be required by counsel and regulatory authorities:

"BE IT RESOLVED, as a Special Resolution, that:

1.       The articles of the Company be amended to consolidate the issued and outstanding common shares of the Company by changing ten issued and outstanding common shares into one common share, any fractions of a share to be rounded down to the nearest whole number.

2.       The articles of the Company be amended to increase the authorized capital from 100,000,000 common shares to an unlimited number of common shares.

3.       The board of directors is hereby authorized at their discretion to revoke this resolution before it is acted upon without further approval of the shareholders.

4.       Any officer of director is authorized to execute such documents, and to take such actions as he considers necessary or desirable in connection with the foregoing."

6. New Charter Documents

The British Columbia Business Corporations Act, SBC 2002, c. 57 (sometimes referred to herein as the "New Act") came into force on March 29, 2004. As a result, the British Columbia Company Act (the "Former Act") was repealed, and the Company became a pre-existing Company subject to the provisions of the New Act and the Pre-Existing Company Provisions set forth in Table 3 to the British Columbia Business Corporations Regulation.

Every pre-existing company is required to file a Transition Application containing a Notice of Articles with the British Columbia Registrar of Companies (the "Registrar"), as a result of which the Notice of Articles will be deemed to supersede and replace the Company's Memorandum. A pre-existing company that fails to file a

Transition Application containing a Notice of Articles no later than March 29, 2006 will be subject to dissolution. Further, a pre-existing company that has not transitioned itself under the New Act may not effect any changes to its Memorandum or Articles.

The board of directors of the Company has approved the filing of a Transition Application which was filed on January 13, 2005. The information contained in the Transition Application reflected our status at the time of our filing, including the mandatory application of the Pre-Existing Company Provisions.

As we have filed the Transition Application containing a Notice of Articles, we can amend our Charter to take advantage of certain provisions of the New Act that give greater flexibility to companies in terms of corporate governance. The Board of Directors have determined that it is in the best interests of the Company to adopt new articles (the "New Articles") to replace its existing articles (the "Existing Articles") to take advantage of certain business flexibilities available under the New Act.

The Board of Directors have also determined that it is in the best interests of the Company to amend the Notice of Articles by changing the authorized capital of the Company from 100,000,000 common shares without par value to an unlimited number of common shares without par value and an unlimited number of preferred shares without par value pursuant to the New Act.

We propose to amend our Charter to delete and cancel our Existing Articles, and to replace them in their entirety with the proposed New Articles.  The board of directors of the Company is seeking shareholder approval to replace the Existing Articles of the Company with the New Articles that takes advantage of the greater flexibility provided under the New Act.

The following is a summary of certain key provisions contained in the New Articles that represent a change from the Existing Articles:

1.     Location of Shareholder Meeting: if approved by director's resolution, general meetings of shareholders of the Company can be held at locations outside of British Columbia;

2.     Time of Shareholder Meeting: general meetings of shareholders of the Company are required to be held each calendar year and not more than fifteen months (rather than thirteen months as was previously the case) after the holding of the last preceding annual general meeting;

3.     Shareholder Resolutions at Meetings: the requisite majority to pass a special resolution at a meeting of shareholders is decreased from a 3/4 majority to a 2/3 majority;

4.     Shareholder Resolutions by Written Consent: shareholders may pass a resolution without a meeting by unanimous written consent in the case of a special resolution, or by consent of the shareholders holding 2/3 of the voting shares in the case of an ordinary resolution;

5.     Redemption and Repurchase: any offer by the Company to purchase or redeem its own shares does not have to be made pro rata to all the shareholders;

6.     Resolutions Required to Effect Capital Alterations: changes to the Company's capital structure may be effected by ordinary resolution including, but not limited to, the following: creation or cancellation of one or more classes or series of shares, creation or removal of special rights and restrictions attaching to any class or series of shares, changing the authorized capital, consolidating or subdividing all or any of its issued or unissued shares, and other alterations to the share capital and authorized capital where permitted under the New Act;

7.     Change of Name: the name of the Company can be changed by ordinary resolution or resolution of the directors; and

8.     Director Indemnification: the New Articles reflect the New Act provisions with respect to the indemnification of directors and officers and other eligible persons. These include the removal of court approval of any agreement to indemnify a director or officer in most cases, as well as mandatory indemnification in certain eligible cases.

The full text of the proposed New Articles will be presented to the shareholders at the Meeting.  Shareholders may also view the Existing Articles and New Articles in advance of the Meeting at the Company's office at 300 - 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9.

The board of directors of the Company proposes to adopt the New Articles. The adoption of the new Articles requires the affirmative vote of not less than 3/4 of the votes cast at the Meeting by the Company's shareholders, in person or by proxy.

Accordingly, the Company's shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

    "BE IT RESOLVED, as a Special Resolution, that:

1.     The Pre-existing Company Provisions set forth in Part 16 of the Regulations to the New Act be removed and no longer apply to the Company.

2.     The Company increase its authorized share capital of 100,000,000 common shares without par value to an unlimited number of common shares without par value and unlimited preferred shares without par value.

3.     The directors of the Company be authorized to instruct its agents to file a Notice of Alteration reflecting the changes in paragraphs 1 and 2 above effective as of the time the Notice of Alteration to a Notice of Articles is filed with the Registrar of Companies.

4.     The existing Articles of the Company be cancelled, and the form of Articles presented at the Meeting be adopted as the Articles of the Company in substitution for, and to the exclusion of the existing Articles.

5.     Any director or officer of the Company, signing alone, be authorized to execute and deliver all such documents and instruments, including the amendment to the Notice of Articles, and to do such further acts, as may be necessary to give full effect to these resolutions or as may be required to carry out the full intent and meaning thereof."

If approved by the shareholders, the above amendments to the Notice of Articles will become effective immediately upon the filing of a Notice of Alteration to the Notice of Articles with the Registrar of Companies. However, in the case of the Articles (which are no longer filed with the Registrar of Companies), the above amendments will become effective immediately upon their execution and delivery to the records office of the Company.

It is the intention of the persons named in the enclosed Proxy, in the absence of instructions to the contrary, to vote the Proxy in favor of the special resolution approving the amendment of the foregoing resolutions relating to the New Act.

7. Other Matters

It is not the intention of the management of the Company to bring any other matters before the Meeting other than those matters referred to in this Information Circular.  If any such matters should arise, the enclosed form of proxy confers discretionary authority upon the persons named therein to vote with respect to such matters.

AUDIT COMMITTEE AND RELATIONSHIP WITH AUDITORS

Audit Committee Charter

The Company's board of directors and audit committee have not adopted an audit committee charter at this time.

Audit Committee

The Company's audit committee is comprised of two directors, Mr. Jai Woo Lee and Ms. Hye Kyung Kim.

The Company does not yet have an audit committee financial expert. The Company is in the formative stage and has focused its requirements on gold mining experts for its board of directors. The Company intends to appoint a financial expert once commercial operations commence.

Controls and Procedures

A. Disclosure Controls and Procedures

Based on the management's evaluation (with the participation of the Chief Executive Officer and Acting Chief Financial Officer), the Chief Executive Officer and Acting Chief Financial Officer have concluded that as of December 31, 2006, the Company's disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange of 1934 (the "Exchange Act") are effective to provide reasonable assurance that the information required to be disclosed in this annual report on Form 20-F is recorded, processed, summarized and reported within the time period specified in Securities and Exchange Commission rules and forms.

During the fiscal year ended December 31, 2006, there was no change in our internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

B. Management's Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. There was no change in the Company's internal control over financial reporting (as required by the Exchange Act) during the last fiscal year that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting. There were no significant deficiencies or material weaknesses, and therefore no corrective actions were taken or may occur and not be detected.

This annual report does not include an attestation report of the Company's registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this annual report.

Pre-Approval Policies and Procedures

The Company's Board of Directors is currently acting as the audit committee.

The Board pre-approves all of the services, audit and non-audit, to be provided by the Company's independent accountant.  The Board of Directors understands the need for our principal accountants to maintain objectivity and independence in their audit of our financial statements. The Board of Directors has restricted the non-audit services that the Company's principal accountants may provide to primarily to tax services and review assurance services. The Board of Directors has not adopted any other formal policies and procedures for pre-approving work performed by the Company's principal accountants.

The board of directors on review of the services provided by the principal accountants of the Company this year has determined that payment of the above audit fees is in conformance with the independent status of the Company's principal independent accountants.

Audit Fees, Audit-Related Fees, Tax Fees and all other Fees

Smythe Ratcliffe LLP, Chartered Accountants, has served as our independent public account for the fiscal year ended December 31, 2006 for which audited financial statements appear in this annual report on Form 20-F.   D& H Group LLP, Chartered Accountants, served as our independent public account for the fiscal year ended December

31, 2005. The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by the Company's principal accountants:

	2006		2005
Audit fees - auditing of our annual financial statements and preparation of auditors' report.(1)		$11,965		$10,317
Audit-related fees - review of each of the quarterly financial statements.(2)	$	nil	$	Nil
Tax fees - preparation and filing of three major tax-related forms.(3)	$	nil	$	Nil
All other fees & other services provided by our principal accountants. (4)	$	nil	$	Nil
Total fees paid or accrued to our principal accountants		$11,965		$10,317

Notes: (1)

Audit Fees: This category consists of fees billed/billable form the annual audit services engagement and other audit services, which are normally provided by the independent auditors in connection with statutory accounting matters that arose during , or as a result of, the audit, or of the review of the interim financial statements.

(2)

Audit-Related Fees: Fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company�s financial statements in each fiscal year reported on and that are not reported as audit fees.

(3)

Tax Fees: During the last two fiscal years, the Company paid $nil for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  This category generally involves preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Tax planning and tax advice encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from taxing authorities.

(4)

All Other Fees: During the last two fiscal years, the Company paid $nil for professional services rendered y the principal accountant for services other than those described under notes (1) through (3).

No accounting or audit work is performed by persons other than the independent accountant's full-time, permanent employees.

CORPORATE GOVERNANCE DISCLOSURE

Board of Directors

The board of directors has the ultimate responsibility for the administration of the affairs of the Company. Our Articles, as currently in effect, provides for a board of directors of not less than three directors and not more than ten directors. Under our Articles, all directors serve a three-year term but may be replaced at the ordinary general meeting of shareholders convened with respect to the last fiscal year. It is expected that all current directors will continue to serve the Company in the future with an additional director with mining experience to join the Board shortly. The directors are elected at a general meeting of shareholders by a majority of vote of the shareholders present or represented by proxy, subject to quorum requirements of at least one third of all issued and outstanding shares having voting rights.

At June 30, 2007 and from June 2006, no one has served or serves on the board as an independent director.

Code of Ethics

The Company does not have in place a written code of ethics that applies to its executive, financial or accounting officers or to persons performing similar functions. The Company is dependent upon its president to lead by example and has faith in his ability to do so. Once the Company becomes more diverse in its operations and where required by regulation, it intends to implement a code of ethics for its officers. The Company does not plan to grant any waiver, including an implicit waiver, from a provision of the code of business conduct and ethics to any person.

Nomination of Directors

The Board of Directors of the Company considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board's duties effectively and to maintain a diversity of views and experience.

The Board of Directors of the Company does not have a nominating committee, and these functions are currently performed by the Board of Directors as a whole.

Compensation

The Board of Directors of the Company as a whole reviews and approves all matters relating to compensation of the directors and executive officers of the Company. With regard to the CEO, the Board reviews and approves corporate goals and objectives relevant to the CEO's compensation, evaluates the CEO's performance in light of those goals and objectives and sets the CEO's compensation level based on this evaluation.

Other Board Committees

The Board of Directors has no other committees other than the audit committee.

Shareholder Communication

Management is available for shareholders to respond to questions and concerns on a prompt basis.  Management believes that its communications with shareholders and others, interested in the Company, are responsive and effective.

Assessments

The Board of Directors monitors the adequacy of information given to directors, communication between the Board of Directors and management and the strategic direction and processes of the Board of Directors and committees.

AUDITORS

Smythe Ratcliffe, Chartered Accountants, Suite 700, Marine Building, 355 Burrard Street, Vancouver, BC Canada V6C 2G8.

TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar of the common shares of the Company is Holladay Stock Transfer, Inc., 2939 N 67th Pl Ste C, Scottsdale, AZ 85251.

OTHER BUSINESS

As of the date of this Information Circular, the Board of Directors does not know of any other matters to be brought to the Meeting, other than those set forth in the Notice of Meeting. If other matters are properly brought before the Meeting, the persons named in the enclosed proxy will vote the proxy on such matters in accordance with their best judgment.

OTHER INFORMATION

Any security holder may obtain the following documents, without charge, upon request to the Secretary, United Traffic Systems Inc., 300 - 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9, telephone 604-681-8080, facsimile 604-__________:

(a)     the Company's financial statements and management discussion & analysis for its most recently completed financial year;

(b)     the Company's Stock Option Plan;

(c)     Proposed Notice of Alterations;

(d)     Proposed new Articles of the Company; and

(e)     this Information Circular.

You may review a copy of the Company's filings with the SEC, including exhibits and schedules filed with it, in the SEC's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 or the Conventional Reading Rooms - Headquarters Office at 212-551-8090 for further information on the public reference rooms. The SEC maintains a web site (www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

SHAREHOLDER PROPOSALS

Under the British Columbia Business Corporations Act, SBC 2002, c. 57, shareholder proposals to be considered for inclusion in the information circular for the 2007 annual general meeting of the Company must be received at the registered office of the Company, 300 - 1055 West Hastings Street, Vancouver, British Columbia V6E 2E9, on or before the close of business on December 17, 2007.

APPROVAL BY DIRECTORS

The contents and sending of this Information Circular have been approved by the directors of the Company.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made.

Dated: October 23, 2007

UNITED TRAFFIC SYSTEMS INC.

BY ORDER OF THE BOARD OF DIRECTORS

Signed /s/ Jai Woo Lee _______________________________ Jai Woo Lee Director	Signed /s/ Hye Kyung Kim _______________________________ Hye Kyung Kim Director